UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

THE SHERWIN-WILLIAMS COMPANY

(Exact name of registrant as specified in charter)

Ohio	1-04851	34-0526850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of principal executive offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 17, 2025, The Sherwin-Williams Company (the “Company”) announced that its wholly owned subsidiary, Sherwin-Williams do Brasil Indústria e Comércio Ltda. (the “Purchaser”), entered into an agreement, dated February 15, 2025 (the “Purchase Agreement”), with BASF S.A. (the “Seller”) and BASF Coatings S.A. (the “Target Company”), both wholly owned subsidiaries of BASF SE (“BASF”), to acquire all of the issued and outstanding equity interests in the Target Company (the “Transaction”).

Pursuant to the Purchase Agreement, the Seller will carry out a carve-out of its decorative paints business in Brazil (the “Business”) through a drop-down/assignment of all of the relevant assets, properties, contracts, permits, rights and employees of the Business into the Target Company (the “Carve-Out”). The Purchaser will pay a cash purchase price of $1.15 billion, subject to customary post-closing adjustments. The closing of the Transaction (the “Closing”) is subject to receipt of Brazilian antitrust approval, completion of the Carve-Out, and satisfaction or waiver of certain other customary closing conditions.

The Purchase Agreement provides certain termination rights for each of the Purchaser and the Seller, including, without limitation, the right to terminate (i) by either party, if Closing has not occurred within 18 months from the date of the Purchase Agreement (the “End Date”), (ii) by either party in the event that Brazilian antitrust approval is not obtained by the End Date, subject to the Purchaser’s payment of an 8% termination fee, and (iii) by the Purchaser, if a material adverse effect occurs with respect to the Target Company or the Business.

BASF and the Company will provide guarantees of all the obligations of the Seller and the Purchaser, respectively, under the Purchase Agreement and the other Transaction documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

February 18, 2025	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary